Aviation Risk Management Associates, Inc.

377 West Virginia Street  	Phone:  (8 15) 356-8811  N0. 1098
Crystal Lake, IL 60014  	Fax:  (815) 356-8822

XNEW
0 RENEWAL

CONFIRMATION OF INSURANCE COVERAGE

Policy Number: QAV0001294 		Date July 3 1, 20 13

This document confirms that, effective on the date shown below, insurance coverage has been effected with the company litsted in accordance with the standard policy issued by the company. Such coverage as stated herein is for a temporary period only subject to receipt of a signed application by the Insured in a form that is acceptable to the company listed below to be received by Aviation Risk Management Associates, Inc. within 30 days from the effective date of this coverage.

Named Insured Baltia Airlines Inc.

Mailing Address:	Bldg 151 Rm. 361 JFK lnt'l Airport
			Jamaica, NY I 1439

Underwriter 		QBE Insurance Corporation
			175 Town Park Drive Ste 125
			Kennesaw, GA 30144

Insurance Co. 		QBE Insurance Corporation

1. Effective date of coverage: 12:0 1 A.M., July 26. 2013

2. Termination date:

(a) at 12:01 A.M. (Standard Time at the Insured's Address shown above) on the __*__ day following the date upon which it takes effect; or
    *PENDING POLICY ISSUANCE

(b) immediately up on cancellation notice being given to the Insured by Aviation Risk Management Associates, Inc., or by the Insurance Company designated above, and dispatched either by mail or facsimile; or

(c) upon receipt of $8,751.00 Annual Premium in the office of Aviation
Risk Management Associates, Inc., at which time, the termination provisions of this confirmation are replaced by the cancellation provision of the policy, which will be issued by the Insurance Company designated above, whichever shall occur first.




Type of
Coverage:  	Aircraft Hull Liability Insurance
Policy Term: 	July 26, 2013-July 26, 2013

Liability Limits: $25,000,000 Combined Single Limit

Hull Coverage: $400,000 Each Occurrence

Deductibles:    NIL

Aircraft   Year	   Make and Model   Reg. No.	Value	Total Seats.
 1.        1975   Cessna 500         N606KR   $400,000   1 + 7

Purpose of Use: Industrial Aid (Corporate use)

Pilots: Frank Acquavella and Nick Oppegard

Special
Information: Balance of terms, conditions, and coverages per attached annual premium report

______(signature)__________________________ Marie Fini



Aviation Risk Management
Annual Premium Report
							QBE
Name of Insured:	Baltia Airlines, Inc.	     APR BOUND
Policy Term:		7/26/13 - 7/26/14
Coverage as of:		07/26/13
Amended Date:		07/29/13
						      Seating
     N Number  	   Year Make & Model	   Value     Crew/Pax
1    N606KR	1975 Cessna Citation CE	 $ 400,000     1+7
					 $ 400.000

	Hull			War	War Hull  Liab
Uses	Rate	Hull Prem	Rate	Prem	Prem 	Total
  IA	  0.95	$ 3,800		0.019	$ 76   $ 4,875	$ 8,751
       Totals:  $ 3,800			$ 76   $ 4,875  $ 8,751

			Cross Check   $  8,751

Liability Limits:
	$25,000,000 Combined single limit

Deductibles: NIL
Territories: Worldwide
Pilot Warranty: Frank Acquavella & Nick Oppegard
		ATP 3,000TT/1.000ME/750TJ,100MM

Pilot Training Requirements:
All pilots must have completed either an initial or recurrent ground and flight school approved by the Aviation Managers for the make and model being flown within the preceeding twelve (13) months.




Students/Renters Liab						n/a
Medical Payments 		$25,000 per person		Incl
Cargo Liab 			$250,000 each occ 		Incl
N/0 Liab			Policy Limit 			Incl
N/0 Hull 			Highest value of aircraft	Incl
War Hull 							Incl
War Liability 							n/a
Spares  (engines&Parts incl in transit)  $1 Mil each ace	Incl
Baggage 			$15,000 each occ 		Incl
UPI 								n/a
BOW/LP 								n/a
Contractual Liab 		Policy limit each acc		Incl
Mexica n Liab 							n/a
Damage To N/0 Hangars 		$1 ,000,000 each occ		Incl
Fellow Empl Suits						n/a
Trip Interruption 		$15,000 each occ 		Incl
Auto Inc in Value 		$125% of schd acft value	Incl
Voluntary Settlement 		$250,000 each occ 		Incl
Emergency Expenses 		$500,000 each aocc		Incl
Search and Rescue 		$500,000 each occ 		Incl
Automatic Attachment 						n/a
Mechanics Tools 		$25,000 each occ 		Incl
Referral Liab 							n/a
Host Liquor 			Liab Policy limit each occ 	Incl
Pers lnj/Advertising lnj Liab 	Policy limit/$25M agg 		Incl
Repairs by NI 							n/a
Deletion of valid/eff A/W Cert 					n/a
Lay-Up 				70%/15 days			Incl
Flights Under Ferry Permits 					n/a
Premises 			Policy limit each occ 		Incl
Independent Contractors 					n/a
Products (Sale of acft and acft products) Policy limit each occ Incl
Ground Hangarkeepers 		$3 Mil each ace 		Incl
Mobile Equipment Liability 	Policy limit each occ 		Incl
Contractual Liab 		Policy limit each occ 		Incl
Fire Legal Liab 		$100,000 each occ 		Incl
Premises Medical 						n/a
On Airport Auto 		Policy limit each occ 		Incl
Garagekeepers Liab 	$100,000 each auto/$1 Mil Each loss 	Incl


Mexican

		Total Annual Premium:   			$ 8,751



Format: Annual

Payments:  Annual


APR BOUND 			7129/2013